Exhibit 10.1
KUHLMAN COMPANY, INC.
SUBSCRIPTION AGREEMENT
     This Subscription Agreement (the “Agreement”) is made effective as of the date of acceptance set forth on the signature page below, by and between Kuhlman Company, Inc., a Nevada corporation (the “Company”), and ________________ and _________________ (if joint investor) (referred to throughout the remainder of this Agreement as the “undersigned”) in connection with the private placement offering (the “Offering”) of shares of the Company’s common stock at $2.25 per share (the “Common Shares”), together with warrants (“Warrants”) to purchase shares of the Company’s common stock in a number equal to 20% of the Common Shares purchased hereunder, at $2.75 per share (the “Warrant Shares”). Throughout this Agreement, the Common Shares, Warrants and Warrant Shares are collectively referred to as the “Securities.” The undersigned understands and acknowledges that the Company has the right to reject any subscription, in whole or in part, for any reason, and that the Company will promptly return the funds delivered herewith, without interest or deduction, if this subscription is rejected or if the Offering is otherwise terminated.
     1. Subscription for Securities. Subject to the terms hereinafter set forth, the undersigned hereby irrevocably subscribes for and agrees to purchase from the Company                                          Common Shares at a per-share price of $2.25 per Share, or a total of $                                         . Payment of the aggregate purchase price is being delivered as follows (please check one):
     ☐ Enclosed check payable to the order of “Kuhlman Company, Inc.”
     ☐ Wire transfer (wire transfer instructions are attached as Annex A)
     Upon acceptance of this subscription and the closing of the Offering (or any part of the Offering to which this subscription relates), the Company will record the undersigned as an owner of the Common Shares subscribed, and cause a certificate representing the Common Shares, together with Warrants in the form attached hereto as Annex B, to be delivered to the undersigned within 20 days of the closing date to which this subscription relates. All Common Shares will be duly authorized, validly issued, fully paid and non-assessable shares of the Company’s common stock. The undersigned hereby authorizes the Company to issues a certificate representing the Common Shares in the name and to the address set forth below:

Print name(s) of investor(s)

SSN(s) or Federal TIN

Mailing address

City	State		Zip code

Telephone no.		Fax no.

E-mail address

     2. Investor Representations and Warranties. By executing and delivering this Agreement, the undersigned acknowledges, warrants and represents to the Company as follows:
     (a) The undersigned has (i) had an opportunity to obtain and review the Company’s periodic and current reports on file with the United States Securities and Exchange Commission (the “SEC”), and the Company’s registration statement on Form SB-2 on file with the SEC, including all supplements and amendments thereto, (ii) reviewed this Agreement, (iii) received and reviewed summary updated financial information of the Company with respect to the fourth fiscal quarter of 2005 (the “Supplemental Financial Information”), and (iv) had an opportunity to obtain and review any other documents specifically requested by the undersigned (all such documents are collectively referred to hereinafter as the “Disclosure Documents”).
     (b) The undersigned has, either alone or with the assistance of a professional advisor, sufficient knowledge and experience in financial and business matters that the undersigned believes himself/herself capable of evaluating the merits and risks of the prospective investment in the Securities and the suitability of an investment in the Company in light of the undersigned’s financial condition and investment needs, and legal, tax and accounting matters.
     (c) The undersigned has been given access to full and complete information regarding the Company and has utilized such access to the undersigned’s satisfaction for the purpose of obtaining information in addition to, or verifying information included in, the Disclosure Documents. Particularly, the undersigned has been given reasonable opportunity to meet with and/or contact Company representatives for the purpose of asking questions of, and receiving answers from, such representatives concerning the terms and conditions of the Offering and to obtain any additional information, to the extent reasonably available, necessary to verify the accuracy of information provided in the Disclosure Documents.
     (d) The undersigned is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”). This representation is based on the representation and information provided below (check all that apply):

___	(1)	The undersigned has had an individual income in excess of $200,000 in each of the two most recent years or joint income with the undersigned’s spouse in excess of $300,000 in each of the two most recent fiscal years, and reasonably expect reaching the same income level in the current year.

___	(2)	As of the date hereof, the undersigned (either individually or with the undersigned’s spouse) have a net worth exceeding $1,000,000.

___	(3)	The undersigned is a director or executive officer of the Company.

___	(4)	The undersigned is a corporation, partnership or Massachusetts or similar business trust not formed for the specific purpose of acquiring the Securities and has total assets exceeding $5,000,000.

___	(5)	The undersigned (or, in the case of a trust, the undersigned trustee) is a bank or savings and loan association as defined in Sections 3(a)(2) and 3(a)(5)(A), respectively, of the Securities Act acting either in the undersigned’s individual or fiduciary capacity.

_______(6)	The undersigned is an insurance company as defined in Section 2(13) of the Securities Act, an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act or a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

_______(7)	The undersigned is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 (“ERISA”) and either (check one or more, as applicable):
_________(a)	The investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser;

_________(b)	The employee benefit plan has total assets in excess of $5,000,000; or

_________(c)	The plan is a self-directed plan with investment decisions made solely by persons who are “accredited investors” as defined under the Securities Act.
_______(8)	The undersigned is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

_______(9)	The undersigned, if not an individual, is an entity all of whose equity owners meet one of the tests set forth in paragraph (1) through (8) above (if relying on this category alone, each equity owner must complete a separate copy of this Agreement).
     (e) The undersigned acknowledges that an investment in the Securities involves a high degree of risk, including but not limited to the risk of losing his, her or its entire investment in the Company.
     (f) The undersigned acknowledges that no federal or state agency, including the SEC or the securities commission or authority of any state, has approved or disapproved the Securities, passed upon or endorsed the merits of the Offering of the Securities or the accuracy or adequacy of the Disclosure Documents, or made any finding or determination as to the fairness or fitness of the Securities for public sale.
     (g) The undersigned acknowledges that he, she or it will experience substantial dilution in the book value of the Common Shares immediately upon the purchase thereof, or shortly thereafter, due to the prior issuance of shares of our common stock (or securities convertible into shares of our common stock) at per-share prices below the per-share price at which Common Shares will be sold in the Offering.
     (h) The undersigned has relied upon the advice of the undersigned’s legal counsel and accountants or other financial advisors with respect to tax and other considerations relating to the purchase of Securities in the Offering. The undersigned is not relying upon the Company with respect to the economic considerations involved to make an investment decision in the Securities.

     (i) The undersigned acknowledges that the Company may engage one or more placement agents, financial advisors or consultants in connection with the Offering; and further acknowledges that the Company may compensate such agents, advisors or consultants through the issuance securities and/or with payments of cash that may have been received from the undersigned, in amounts that the Company in its sole discretion may deem customary.
     (j) The undersigned is a bona fide resident of (or, if an entity, is organized or incorporated under the laws of, and is domiciled in), and received the offer and decided to invest in the Securities in the state or jurisdiction set forth as the undersigned’s mailing address in Section 1 above.
     3. Investment Purpose. The undersigned represents and warrants that it is the undersigned’s intention to acquire the Securities for the account of the undersigned, for investment purposes and not with a view to the resale thereof in connection with any distribution. To assure the Company that the undersigned has no present intention to resell or dispose of the Securities acquired in the Offering, the undersigned further represents and warrants to the Company as follows:
     (a) The undersigned intends to receive and hold the Securities for the undersigned’s personal account.
     (b) The undersigned has no contract, undertaking, agreement or arrangement with any person or entity to sell or otherwise transfer the Securities to any such person or entity or to have any such person or entity sell the Securities on the undersigned’s behalf.
     (c) The undersigned has no need for immediate liquidity with respect to his, her or its investment and has sufficient income to meet the undersigned’s current and anticipated obligations. The loss of the undersigned’s entire investment in the Securities would not cause financial hardship to the undersigned and would not adversely affect the undersigned’s current standard of living. In addition, the overall commitment of the undersigned to investments that are not readily marketable is not disproportionate to the undersigned’s net worth and the undersigned’s investment in the Securities will not cause such overall commitment to become excessive.
     (d) The undersigned is not aware of any occurrence, event or circumstance upon the happening of which the undersigned intends to transfer or sell the Securities and the undersigned does not have any present intention to transfer or sell the Securities after a lapse of any particular period of time.
     (e) The undersigned has been informed that, in the view of the SEC and certain state securities commissions, a purchase of the Securities with a current intent to resell, by reason of any foreseeable specific contingency or anticipated change in market values, any change in the condition of the Company or the investment market as a whole, or in connection with a contemplated liquidation or settlement of any loan obtained for the acquisition of the Securities, would represent a purchase with an intent inconsistent with the representations set forth above, and that the SEC and certain state securities commissions might regard such sale or disposition as a deferred sale with regard to which an exemption from registration is not available.
     (f) If other than an individual, the undersigned represents and warrants that (i) it was not organized for the specific purpose of acquiring the Securities, and (ii) this Agreement has been duly authorized by all necessary action on the part of the undersigned, has been duly executed by an authorized officer or representative of the undersigned, and is a legal, valid and binding obligation of the undersigned enforceable in accordance with its terms.
     4. Purchases Through Retirement Accounts. An investment in a private placement of securities, including the Securities, is HIGHLY SPECULATIVE in nature. Accordingly, such an investment may not be appropriate for individual retirement accounts or other retirement-type accounts that have conservative investment objectives. If this investment is in fact purchased in a retirement-type account, the purchaser hereby represents and affirms that he/she understands the risks of the investment and has decided that such risks are consistent with the purchaser’s investment objectives for this account.
     5. Registration Status; Restrictions on Transferability. With respect to the registration status and transferability of the Securities (in addition to Section 3 above), the undersigned understands, acknowledges and agrees that:
     (a) Neither the offer nor the sale of the Securities to be issued in connection with this subscription and the Offering have been registered under the Securities Act or under applicable state securities laws on the grounds that they are being issued in a transaction (i) involving a limited group of knowledgeable investors fully familiar with the proposed operations of the Company and (ii) not involving a public offering and that, consequently, such transaction is exempt from registration under the Securities Act and applicable state securities laws. The Company will rely on the undersigned’s representations herein as a basis for the exemption from the Securities Act’s registration requirements.
     (b) The Securities may not be sold, transferred or otherwise disposed of except pursuant to an effective registration statement or appropriate exemption from registration under applicable state law and, as a result, the undersigned may be required to hold the Securities for an indefinite period of time.
     (c) Certificates representing the Securities will bear a legend substantially in the following form:
The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities law of any state. Such securities have been acquired for investment and without a view to their distribution and may not be sold or otherwise disposed of in the absence of any effective registration statement for such securities under the Securities Act of 1933, as amended, and under applicable state securities laws, unless an exemption from registration is available under applicable securities laws.
     6. Confidentiality and Standstill Agreement. The undersigned recognizes that the Supplemental Financial Information received as a part of the Disclosure Documents is “material, nonpublic information” concerning a public corporation that is subject to the reporting requirements of the Securities and Exchange Act of 1934. Accordingly, until the Company shall have filed its periodic report on Form 10-K relating to the one-year period ended December 31, 2005 (or otherwise shall have sooner publicly disclosed such information), the undersigned agrees NOT to: (a) buy or sell (including the short sell of) any security, option, bond or warrant of the Company (other than the Securities) received from the Company or others in connection with this subscription; or (b) provide any other person, firm or entity with such material nonpublic information, including any relative, associate or other individual who intends to or may (i) trade Company securities (including short sales of such securities), or (ii) otherwise directly or indirectly benefit from such information.

     7. Term. From and after the date of the Company’s acceptance of this subscription, as set forth on the signature page hereto, this Agreement shall remain in effect until such time as (a) the undersigned has performed the full subscription by delivering full payment of the aggregate purchase price for the Securities referenced above and set forth on the signature page hereto, and (b) the Company has fulfilled its obligation to the undersigned by recording the undersigned as the owner of the appropriate number of Securities in its required records and delivering (1) a certificate representing the Common Shares and (2) executed Warrant instrument pursuant to Section 1.
     8. Survival. The covenants made in Section 14 shall be construed as an agreement independent of any other provision of this Agreement, and shall survive the termination of this Agreement, together with the provisions of Sections 6, 9, 11, 12 and 13. Furthermore, the representations and warranties of the undersigned shall survive the termination of this Agreement.
     9. Severability. If any provision of this Agreement or the application of such provision to any party or circumstances shall be held invalid, the remainder of the Agreement, or the application of such provision to such party or circumstances other than those to which it is held invalid, shall not be affected thereby.
     10. Amendment. This Agreement may be modified or amended only by a written instrument signed by both the Company and the undersigned.
     11. Waiver. No failure or delay by either the Company or the undersigned in exercising or enforcing any right or remedy under this Agreement will waive any provision of the Agreement. Nor will any single or partial exercise by either the Company or the undersigned of any right or remedy under this Agreement preclude either of them from otherwise or further exercising these rights or remedies, or any other rights or remedies granted by any law or any related document.
     12. Binding Effect. Upon acceptance by the Company, this Agreement shall be binding upon and shall inure to the benefit of the Company and the undersigned and to the successors and assigns of the Company and to the personal and legal representatives, heirs, guardians, successors and permitted assignees of the undersigned.
     13. Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota without regard to the conflicts-of-law principles thereof. The venue for any action hereunder shall be in the State of Minnesota, whether or not such venue is or subsequently becomes inconvenient, and the parties consent to the jurisdiction of the courts of the State of Minnesota, County of Hennepin, and the U.S. District Court, District of Minnesota.
     14. Dispute Resolution.
     (a) The parties will, to the greatest extent possible, endeavor to resolve any disputes relating to this Agreement and this subscription through amicable negotiations. Failing an amicable settlement, any controversy, claim or dispute arising under or relating to this Agreement, including the existence, validity, interpretation, performance, termination or breach of this Agreement, will finally be settled by binding arbitration before a single arbitrator (the “Arbitration Tribunal”) which will be jointly appointed by the parties. The Arbitration Tribunal shall self-administer the arbitration proceedings utilizing the Commercial Rules of the American Arbitration Association; provided, however, the American Arbitration Association shall not be involved in administration of the arbitration. The arbitrator must be a retired judge of a state or federal court of the United States or a licensed lawyer with at least ten years of corporate or commercial law experience and have at least an AV rating by Martindale Hubbell. If the parties cannot agree on an arbitrator, either party may request the American Arbitration Association to appoint an arbitrator which appointment will be final.
     (b) The arbitration will be held in Minneapolis, Minnesota. Each party will have discovery rights as provided by the Federal Rules of Civil Procedure within the limits imposed by the arbitrator; provided, however, that all such discovery will be commenced and concluded within 60 days of the selection of the arbitrator. It is the intent of the parties that any arbitration will be concluded as quickly as reasonably practicable. Once commenced, the hearing on the disputed matters will be held four days a week until concluded, with each hearing date to begin at 9:00 a.m. and to conclude at 5:00 p.m. The arbitrator will use all reasonable efforts to issue the final written report containing award or awards within a period of five business days after closure of the proceedings. Failure of the arbitrator to meet the time limits of this Article will not be a basis for challenging the award. The Arbitration Tribunal will not have the authority to award punitive damages to either party. Each party will bear its own expenses, but the parties will share equally the expenses of the Arbitration Tribunal. The Arbitration Tribunal shall award attorneys’ fees and other related costs payable by the losing party to the successful party as it deems equitable. This Agreement will be enforceable, and any arbitration award will be final and non-appealable, and judgment thereon may be entered in any court of competent jurisdiction.
     15. Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the Company (except for the terms of the Company’s articles of incorporation, as the same may be amended from time to time). It supersedes any prior agreement or understanding among them, and it may not be modified or amended in any manner other than as set forth herein.
     16. Further Acts and Assurances. Upon request, the undersigned agrees to furnish to the Company such additional information as may be deemed necessary to determine the undersigned’s suitability as an investor.
     17. Counterparts. This Agreement may be executed in counterparts, which taken together shall constitute one agreement binding on the parties hereto. Facsimile and electronically transmitted signatures shall be valid and binding to the same extent as original signatures. A party shall become bound by this Agreement immediately upon signing and delivering any counterpart, independently of the signature of the other party. Nevertheless, in making proof of this Agreement, it will be necessary to produce only one copy signed by the party to be charged.

SUBSCRIPTION AGREEMENT – SIGNATURE PAGE
     In Witness Whereof, the undersigned has executed this Subscription Agreement as of ___, 2006.

Individuals:	Entities:

Signature of Investor	Name of Entity

Signature of Joint Investor	Authorized Signature

Print Name

Its:

Form of ownership for individual investors (check one):

Individual ownership	Tenants in common

Joint tenants (JTWROS)	Individual ownership pursuant to

purchases under the Uniform Gift to Minors Act (UGMA)

Other:

ACKNOWLEDGED AND ACCEPTED:
KUHLMAN COMPANY, INC.:

By:	Dated

Title:

Annex A
WIRING INSTRUCTIONS

Bank Name:

Routing Number:

Account Holder:	Kuhlman Company, Inc.

Account Number: